UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8–K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 21, 2007
Metal Management, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-33044	94-2835068

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

325 N. LaSalle Street., Suite 550, Chicago, Illinois		60610

(Address of Principal Executive Offices)		(Zip Code)
(312) 645-0700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre–commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre–commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release, dated May 24, 2007
Press Release, dated May 23, 2007

Item 2.02. Results of Operations and Financial Condition.
On May 24, 2007, Metal Management, Inc. (the “Company”) issued a press release announcing its financial results for the Company’s fiscal year and fourth quarter ended March 31, 2007. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference. The attached press release can also be accessed on the Company’s website at www.mtlm.com.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for any purposes of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933.
Item 8.01. Other Events.
On May 23, 2007, the Company announced that it has acquired substantially all of the assets of Mars Industries, Inc. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated herein by reference. The attached press release can also be accessed on the Company’s website at www.mtlm.com.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.
99.1	Press release, dated May 24, 2007, issued by Metal Management, Inc.

99.2	Press release, dated May 23, 2007, issued by Metal Management, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metal Management, Inc.
May 24, 2007	By:	/s/ Robert C. Larry
		Name:	Robert C. Larry
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 24, 2007, issued by Metal Management, Inc.

99.2	Press release, dated May 23, 2007, issued by Metal Management, Inc.